Exhibit 10.47

AMENDMENT NO. 1 TO AIRCRAFT SUPPORT SERVICES AGREEMENT
THIS AMENDMENT NO. 1, effective as of July 1, 2020 (this “Amendment No. 1”), to that certain Aircraft Support Services Agreement (the “Agreement”), effective as of July 1, 2018, by and between MSG SPORTS & ENTERTAINMENT, LLC (n/k/a MSG ENTERTAINMENT GROUP, LLC) a Delaware limited liability company with an office at 2 Pennsylvania Plaza, New York 10121 (“MSG”); and JD & THE STRAIGHT SHOT, LLC, a New York limited liability company, with an address at P.O. Box 420, Oyster Bay, New York 11771 (“Client”). All capitalized terms used in this Amendment No. 1 but not defined herein shall have the meaning assigned to such terms in the Agreement.
Section 2.1 of the Agreement is hereby amended by replacing the words “three (3) Pilots” with the word “two (2) pilots” and the defined term “Flight Support Personnel Costs” shall be amended accordingly.
Except as set forth herein this Amendment No. 1, the Agreement shall remain in effect in accordance with its terms.
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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 on this 21st day of June 2021.

JD & THE STRAIGHT SHOT, LLC	MSG SPORTS & ENTERTAINMENT, LLC (n/k/a MSG ENTERTAINMENT GROUP, LLC)
By: /s/ James L. Dolan	By: /s/ Mark H. FitzPatrick
Name: James L. Dolan	Name: Mark H. FitzPatrick
Title: Managing Member	Title: EVP & Chief Financial Office
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